                                                                    EXHIBIT 99.7

[Merrill Lynch LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

              [SPECIALITY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                           JPMORGAN CHASE BANK TRUSTEE

                                AUGUST [18], 2005
---------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[Merrill Lynch LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

---------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                                         CLASS M-2
                                      -----------------------------------------------
NO PREAY STRESS

                                           MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP          BP             200 BP
                               PREPAY 1.00x Base Case 1.00x Base Case 1.00x Base Case
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK     13.11%               11.73%          10.18%
                    CDR - YIELD BREAK     15.49               13.365          11.151
      % CUM LOSS 1ST $ PRINCIPAL LOSS     12.52%               10.78%           8.88%
           CDR - 1ST $ PRINCIPAL LOSS    14.571               11.993           9.422

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK     13.47%               11.99%          10.33%
                    CDR - YIELD BREAK    12.683               10.944           9.119
      % CUM LOSS 1ST $ PRINCIPAL LOSS     12.82%               10.97%           8.97%
           CDR - 1ST $ PRINCIPAL LOSS    11.920                9.814           7.706

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK     13.83%               12.25%          10.48%
                    CDR - YIELD BREAK     9.875                8.523           7.086
      % CUM LOSS 1ST $ PRINCIPAL LOSS     13.12%               11.16%           9.05%
           CDR - 1ST $ PRINCIPAL LOSS     9.268                7.634            5.99

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK     11.68%               10.28%           8.57%
                    CDR - YIELD BREAK    13.297               11.291           9.025
      % CUM LOSS 1ST $ PRINCIPAL LOSS     11.12%                9.40%           7.43%
           CDR - 1ST $ PRINCIPAL LOSS    12.489                10.11            7.62

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK     12.19%               10.71%           8.92%
                    CDR - YIELD BREAK    11.104                9.449           7.588
      % CUM LOSS 1ST $ PRINCIPAL LOSS     11.58%                9.76%           7.71%
           CDR - 1ST $ PRINCIPAL LOSS    10.423                8.458           6.411

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK     12.70%               11.13%           9.26%
                    CDR - YIELD BREAK      8.91                7.606           6.151
      % CUM LOSS 1ST $ PRINCIPAL LOSS     12.04%               10.11%           7.99%
           CDR - 1ST $ PRINCIPAL LOSS     8.357                6.806           5.201


                                                         CLASS M-4
                                      -----------------------------------------------
NO PREAY STRESS

                                           MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP           BP            200 BP
                               PREPAY 1.00x Base Case 1.00x Base Case 1.00x Base Case
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK          10.75%           9.14%           7.31%
                    CDR - YIELD BREAK         11.963           9.761           7.474
      % CUM LOSS 1ST $ PRINCIPAL LOSS          10.36%           8.54%           6.53%
           CDR - 1ST $ PRINCIPAL LOSS         11.421           8.992           6.558

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK          11.03%           9.32%           7.40%
                    CDR - YIELD BREAK          9.862           8.046           6.155
      % CUM LOSS 1ST $ PRINCIPAL LOSS          10.61%           8.69%           6.59%
           CDR - 1ST $ PRINCIPAL LOSS          9.410           7.410           5.403

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK          11.31%           9.50%           7.48%
                    CDR - YIELD BREAK           7.76           6.331           4.836
      % CUM LOSS 1ST $ PRINCIPAL LOSS          10.86%           8.83%           6.65%
           CDR - 1ST $ PRINCIPAL LOSS          7.399           5.828           4.247

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           9.55%           7.97%           6.12%
                    CDR - YIELD BREAK         10.313           8.281           6.093
      % CUM LOSS 1ST $ PRINCIPAL LOSS           9.19%           7.43%           5.46%
           CDR - 1ST $ PRINCIPAL LOSS          9.837           7.618           5.348

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           9.96%           8.29%           6.37%
                    CDR - YIELD BREAK          8.665           6.972           5.154
      % CUM LOSS 1ST $ PRINCIPAL LOSS           9.57%           7.71%           5.67%
           CDR - 1ST $ PRINCIPAL LOSS          8.262           6.414           4.525

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK          10.37%           8.61%           6.61%
                    CDR - YIELD BREAK          7.016           5.662           4.214
      % CUM LOSS 1ST $ PRINCIPAL LOSS           9.95%           7.99%           5.87%
           CDR - 1ST $ PRINCIPAL LOSS          6.687           5.209           3.702


                                                          CLASS B2
                                      -----------------------------------------------
NO PREAY STRESS

                                           MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP          BP             200 BP
                               PREPAY 1.00x Base Case 1.00x Base Case 1.00x Base Case
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           7.74%           5.97%           3.97%
                    CDR - YIELD BREAK          8.006            5.92           3.768
      % CUM LOSS 1ST $ PRINCIPAL LOSS           7.14%           5.23%           3.22%
           CDR - 1ST $ PRINCIPAL LOSS           7.28           5.098           2.998

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           7.93%           6.08%           4.02%
                    CDR - YIELD BREAK          6.656           4.923           3.133
      % CUM LOSS 1ST $ PRINCIPAL LOSS           7.29%           5.31%           3.25%
           CDR - 1ST $ PRINCIPAL LOSS          6.049           4.239           2.495

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           8.12%           6.19%           4.06%
                    CDR - YIELD BREAK          5.306           3.925           2.498
      % CUM LOSS 1ST $ PRINCIPAL LOSS           7.44%           5.39%           3.28%
           CDR - 1ST $ PRINCIPAL LOSS          4.817            3.38           1.992

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           6.85%           5.19%           3.32%
                    CDR - YIELD BREAK          6.941           5.053           3.105
      % CUM LOSS 1ST $ PRINCIPAL LOSS           6.30%           4.53%           2.68%
           CDR - 1ST $ PRINCIPAL LOSS          6.305           4.346           2.475

                   Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           7.15%           5.40%           3.45%
                    CDR - YIELD BREAK          5.876           4.287           2.646
      % CUM LOSS 1ST $ PRINCIPAL LOSS           6.56%           4.70%           2.79%
           CDR - 1ST $ PRINCIPAL LOSS          5.336           3.688           2.111

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           7.44%           5.60%           3.58%
                    CDR - YIELD BREAK          4.811           3.521           2.187
      % CUM LOSS 1ST $ PRINCIPAL LOSS           6.81%           4.87%           2.89%
           CDR - 1ST $ PRINCIPAL LOSS          4.366            3.03           1.746

                                                         CLASS M-2
                                      -----------------------------------------------
PREPAY STRESS

                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP          BP             200 BP
                               PREPAY 2.00x Base Case 1.00x Base Case 0.50x Base Case
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           9.20%          12.04%          15.18%
                    CDR - YIELD BREAK         15.803          10.411           7.248
      % CUM LOSS 1ST $ PRINCIPAL LOSS           8.84%          11.01%          13.56%
           CDR - 1ST $ PRINCIPAL LOSS         15.116           9.332           6.235

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           8.48%          10.77%          13.16%
                    CDR - YIELD BREAK          14.45           9.089           5.995
      % CUM LOSS 1ST $ PRINCIPAL LOSS           8.14%           9.82%          11.72%
           CDR - 1ST $ PRINCIPAL LOSS         13.812           8.136           5.172


                                                         CLASS M-2
                                      -----------------------------------------------
PREPAY STRESS

                                           MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP           BP            200 BP
                               PREPAY 2.00x Base Case 1.00x Base Case 0.50x Base Case
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           6.63%           9.35%          12.37%
                    CDR - YIELD BREAK         11.072           7.682           5.537
      % CUM LOSS 1ST $ PRINCIPAL LOSS           6.39%           8.71%          11.44%
           CDR - 1ST $ PRINCIPAL LOSS         10.631           7.073           5.013

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           6.10%           8.34%          10.72%
                    CDR - YIELD BREAK         10.125           6.725           4.625
      % CUM LOSS 1ST $ PRINCIPAL LOSS           5.87%           7.75%           9.87%
           CDR - 1ST $ PRINCIPAL LOSS          9.716           6.186           4.186


                                                          CLASS B1
                                      -----------------------------------------------
PREPAY STRESS

                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP           BP            200 BP
                               PREPAY 2.00x Base Case 1.00x Base Case 0.50x Base Case
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           3.26%           6.10%           9.38%
                    CDR - YIELD BREAK          5.249           4.721           3.937
      % CUM LOSS 1ST $ PRINCIPAL LOSS           2.90%           5.32%           9.11%
           CDR - 1ST $ PRINCIPAL LOSS          4.643           4.065           3.801

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           3.00%           5.42%           8.10%
                    CDR - YIELD BREAK          4.803            4.15           3.312
      % CUM LOSS 1ST $ PRINCIPAL LOSS           2.66%           4.73%           7.85%
           CDR - 1ST $ PRINCIPAL LOSS          4.246           3.571           3.191